                                                             EXHIBIT 10.1

                              CONSULTING AGREEMENT


This consulting agreement (this "Agreement") is made this 7th day of March, 2003, between Reality Wireless Networks, Inc., a bulletin board public company ("RWNT"), having a principal place of business located at 120 W. Campbell ,
Suite E, Campbell , California 95008, and Titan Advantages LTD, located at 41 Garden Dr, Lynbrook, N.Y. 11563, (collectively the "Parties" and each individually a "Party").

                                    RECITALS:

Titan Advantages LTD is a consulting firm whose principal place of business is located in at 41 Garden Dr, Lynbrook, N.Y. 11563; and

RWNT desires to retain Titan Advantages LTD as a business development and marketing consultant.

NOW THEREFORE, in consideration of their mutual promises made herein, and for other good and valuable consideration, receipt of which is hereby acknowledged by each Party, the Parties, intending to be legally bound, hereby agree as follows:

I. Recitals. The Parties agree that the foregoing recitals are true and correct and are incorporated herein by reference.

II.      Engagement.   RWNT  hereby  engages  Titan  Advantages  LTD  and  Titan
         Advantages LTD hereby accepts such engagement upon the terms and conditions set forth in this Agreement.

         A. Duties: Titan Advantages LTD is engaged by RWNT as a business development and marketing consultant, to represent RWNT and its business in the United States; to assist RWNT in expanding its business operations in "business consulting" services and trade. Titan Advantages LTD will report directly to Rick
                  Ramirez   of  RWNT.   The  term  of  this   Agreement   begins
                  immediately.

         B. Terms: Subject to the terms of this Agreement relating to termination, this Agreement shall continue in full force and effect for a term of twelve (12) months from the date hereof, and may be renewed for successive periods of twelve (12) months thereafter by the mutual written agreement of the Parties hereto made at least one (1) month prior to the expiration of such term.

         C.       Fee Structure:

                  1. Time is of the Essence: Time is of the essence with respect to the Parties' respective obligations under this Agreement.

                  2. Amount of Fee: RWNT hereby agrees to issue to Titan Advantages LTD , and Titan Advantages LTD agrees to accept from RWNT, eighty-four thousand, seven hundred twenty seven (84,727) shares of common stock of RWNT, which will be registered by RWNT on a Registration Statement Form S-8 with the Securities and Exchange Commission.

                  3. Timing of Payment of Fee: Any and all fees due to Titan Advantages LTD under this Agreement shall be paid upon execution of this Agreement.

         D. Expense Reimbursement: RWNT shall reimburse Titan Advantages LTD for all reasonable expenses incurred. Expenses and materials reimbursements shall be made promptly upon submission of an expense report to RWNT.

         E. Independent Contractors: In all matters relating to this Agreement and otherwise, the Parties hereto shall be and act as independent contractors, neither shall be the employee or agent of the other, and each shall assume any and all liabilities for its own acts. As a result of his independent contractor status, TITAN ADVANTAGES LTD , and not RWNT, shall be responsible for any and all income taxes and any and all other employment related taxes or assessments which may be required of Titan Advantages LTD in his jurisdiction. Neither Party shall have any authority to create any obligations, express or implied, on behalf of the other Party and neither Party shall have any authority to represent the other Party as an employee or in any capacity other than as herein provided.

III. Termination: This Agreement may be terminated by written notice of either Party hereto forwarded to the other Party hereto. This Agreement shall be binding on the Parties hereto for the Term provided herein, unless terminated as provided herein.

IV. Arbitration: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, or its interpretation or effectiveness, and which is not settled between the Parties themselves, shall be settled by binding arbitration in New York and judgment upon the award may be entered in any court having jurisdiction thereof. Nothing, however, contained herein shall limit RWNT's rights to injunctive relief as set out in Paragraph V of this Agreement. The prevailing Party in any litigation, arbitration or mediation relating to collection of fees, or any other matter under this Agreement, shall be entitled to recover all its costs, if any, including without limitation, reasonable attorney's fees, from the other Party for all matters, including, but no limited to, appeals.

V. Injunctive Relief: Titan Advantages LTD agrees that his violation or threatened violation of any of the provisions of this Agreement shall cause immediate and irreparable harm to RWNT and, in such event, an injunction restraining Titan Advantages LTD from such violation may be entered against Titan Advantages LTD in addition to any other relief available to RWNT.


VI. Representations and Warranties: Titan Advantages LTD represents, warrants, covenants and agrees that Titan Advantages LTD has a right to enter into this Agreement; that Titan Advantages LTD is not a Party to any agreement or understanding, whether written or oral, which would prohibit TITAN ADVANTAGES LTD 's performance of his obligations hereunder; and Titan Advantages LTD is not in possession of any proprietary information belonging to another Party which Titan Advantages LTD is legally prohibited from using. A breach of this Paragraph VI shall be ground for immediate termination of this Agreement.

VII. Indemnification and Hold Harmless Clause: Titan Advantages LTD agrees to indemnify and hold RWNT and its affiliates, control persons, directors, officers, employees and agents (each an "Indemnified Person") harmless from and against all losses, claims, damages, liabilities, costs or expenses, including those resulting from any threatened or pending investigation, action, proceeding or dispute whether or not RWNT or any such other Indemnified Person is a party to such investigation, action, proceeding or dispute, arising out of RWNT's entering into or performing services under this Agreement, or arising out of any matter referred to in this Agreement. This indemnity shall also include RWNT's and/or any such other Indemnified Person's reasonable attorneys' and accountants' fees and out-of-pocket expenses incurred in, and the cost of RWNT's personnel whose time is spent in connection with, such investigations, actions, proceedings or disputes which fees, expenses and costs shall be periodically reimbursed to RWNT and/or to any such other Indemnified Person by Titan Advantages LTD as they are incurred; provided, however, that the indemnity herein set forth shall not apply to an Indemnified Person where a court of competent jurisdiction has made a final determination that such Indemnified Person acted in a grossly negligent manner or engaged in willful misconduct in the performance of the services hereunder which gave rise to the loss, claim, damage, liability, cost or expense sought to be recovered hereunder (but pending any such final determination the indemnification and reimbursement provisions hereinabove set forth shall apply and Titan Advantages LTD shall perform its obligations hereunder to reimburse RWNT and/or each such other Indemnified Person periodically for its, his or their fees, expenses and costs as they are incurred). Titan Advantages LTD also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to Titan Advantages LTD for or in connection with any act or omission to act as a result of its engagement under this

         Agreement except for any such liability for losses, claims, damages, liabilities or expenses incurred by Titan Advantages LTD that is found in a final determination by a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct.

         If for any reason, the foregoing indemnification is unavailable to RWNT or any such other Indemnified Person or insufficient to hold it harmless, then Titan Advantages LTD shall contribute to the amount paid or payable by RWNT or any such other Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by Titan Advantages LTD and its shareholders on the one hand and RWNT or any such other Indemnified Person on the other hand, but also the relative fault of Titan Advantages LTD and RWNT or any such other Indemnified Person, as well as any relevant equitable considerations; provided that in no event will the aggregate contribution by RWNT and any such other Indemnified Person hereunder exceed the amount of fees actually received by RWNT pursuant to this Agreement. The reimbursement, indemnity and contribution obligations of Titan Advantages LTD hereinabove set forth shall be in addition to any liability which Titan Advantages LTD may otherwise have and these obligations and the other provisions hereinabove set forth shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of TITAN ADVANTAGES LTD , RWNT and any other Indemnified Person.

         The terms and conditions hereinabove set forth shall survive the termination and expiration of this Agreement and shall continue indefinitely thereafter.


VIII. Notice: Any notice given or required to be given under this Agreement shall be in writing and service thereof shall be sufficient if sent be hand or by telex or telegram, facsimile transmission or other similar means of communication if confirmed by mail, or by certified mail, return-receipt requested, with postage prepaid, directly to the Parties' respective addresses herein above set forth. Each Party may, from time to time, by like written notice, designate a different address to which notice should thereafter be sent.

IX. Survival: The covenants contained in this Agreement shall survive the termination of this Agreement, for whatever reason, and shall be binding on the Parties.

X. Binding Effect: The terms of the Agreement shall be binding upon the respective Parties hereto, their heirs, their owners, co-owners, partners, associates, employers, affiliates, subsidiaries, parent companies, nominees, representatives, employees, agents, consultants and successors and assigns.

XI. Assignment: This Agreement and the rights and obligations hereunder may not be assigned or delegated by either Party without the prior consent of the other Party.

XII. Choice of Law: This Agreement is made in New York, and all questions related to the execution, construction, validity, interpretation and performance of this Agreement and to all other issues or claims arising hereunder, shall be governed and controlled by the laws of New York.

XIII. Venue: The state of New York shall be proper venue for any and all litigation and other proceeds involving this Agreement.

XIV.     Counterparts:   This   Agreement   may  be  signed  in  more  than  one
         counterpart, in which case each counterpart shall constitute an original of this Agreement.

XV. Severability: In the event that any term, covenant, or condition of this Agreement or the application thereof to any Party or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or non enforceable, shall not be affected thereby; and each term, covenant, or condition of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

XVI. Modification: No amendment, modification, or waiver of this Agreement or any provision hereof shall be valid unless in writing duly signed by the Parties hereto, which writing specifically refers to this Agreement and states that it is an amendment, modification, or waiver.

XVII. Entire Agreement: This Agreement represents the entire agreement between the Parties to this Agreement concerning its subject matter, and any and all prior representations and agreements with respect to such subject matter, if any, are merged herein and are superseded by this Agreement.

XVII. Construction: Paragraph headings are for convenience only and are not intended to expand or restrict the scope or substance of the provisions of this Agreement. Whenever used herein, the singular shall include the plural, the plural shall include the singular, and pronouns shall be read as masculine, feminine, or neuter as the context requires.

IN WITNESS WHEREOF, the Parties have signed this Agreement as of the day and year first above written.

                         Reality Wireless Networks, Inc.


Date: March 7, 2003                  By:  /s/ Rick Ramirez
                                       --------------------
                          Rick Ramirez, Vice President,
                                              Business Development

Date: March 7, 2003                 By:   /s/ Titan Advantages LTD
                                           -----------------------
                                              Titan Advantages LTD